SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

Inveresk Research Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49765	43-1955097

(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

11000 Weston Parkway, Suite 100, Cary, NC 27513

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (919) 460-9005

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE
TRANSCRIPT OF CONFERENCE CALL
SLIDE PRESENTATION

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements — None

(b)	Pro Forma Financial Information — None

(c)	Exhibits

99.1	Press Release dated April 29, 2003 announcing results for the first quarter ended March 31, 2003.

99.2	Transcript of Conference Call held April 30, 2003 discussing results for the first quarter ended March 31, 2003.

99.3	Slide Presentation given on April 30, 2003 with respect to results for the first quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report (including the exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On April 29, 2003, Inveresk Research Group, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. On April 30, 2003, the Company held its earnings conference call regarding those financial results during which executive officers of the Company made a power point presentation. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and a copy of the power point presentation is attached hereto as Exhibit 99.3. The conference call was pre-announced and was available to the public through live teleconference and webcast which will continue to be available until 5:00 pm EST on Wednesday, May 7, 2003 by replay at www.inveresk.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2003	INVERESK RESEARCH GROUP, INC.

	By:	/s/ D.J. Paul E. Cowan D.J. Paul E. Cowan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1 Press Release dated April 29, 2003 announcing results for the first quarter ended March 31, 2003.

99.2 Transcript of Conference Call held April 30, 2003 discussing results for the first quarter ended March 31, 2003.

99.3 Slide Presentation given on April 30, 2003 with respect to results for the first quarter ended March 31, 2003.